December 19, 2017

PZENA MID CAP VALUE FUND
Investor Class PZVMX
Institutional Class PZIMX

PZENA SMALL CAP VALUE FUND
Investor Class PZVSX
Institutional Class PZISX

PZENA EMERGING MARKETS VALUE FUND
Investor Class PZVEX
Institutional Class PZIEX

PZENA LONG/SHORT VALUE FUND
Investor Class PZVLX
Institutional Class PZILX

(each, a “Fund,” collectively, the “Funds”)

Series of Advisors Series Trust

Supplement to the Statement of Additional Information (“SAI”), dated June 28, 2017, as amended

Effective immediately, the first paragraph in the “Portfolio Holdings Policy” section of the SAI is being replaced.  The revised paragraph reflects that going forward, Pzena Investment Management, LLC, the Funds’ investment adviser, will be providing full lists of Fund portfolio holdings on a quarterly basis.

The Adviser and the Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund.  These portfolio holdings disclosure policies have been approved by the Board.  Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of the fiscal quarter in the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report on Form N-Q.  Full lists of the Fund’s portfolio holdings and sector allocation as of the most recent month end are available on the Fund’s website approximately 20 business days after the end of each calendar quarter.  The Annual and Semi-Annual Reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

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Please retain this Supplement with your SAI for future reference.